UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2007

DUNE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32497	95-4737507
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Two Shell Plaza, 777 Walker Street, Suite 2300, Houston, Texas 77002

Address of principal executive offices

Registrant’s telephone number: (713) 229-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 14, 2007, Dune Energy, Inc., a Delaware corporation (“we” or the “Company”), filed an amendment (the “Amendment”) to its certificate of incorporation, increasing the number of shares of common stock that the Company is authorized to issue from 200,000,000 to 300,000,000. On December 17, 2007, we issued 1,268,946 shares of Restricted Stock to employees and non-employee directors of the Company, pursuant to the Dune Energy, Inc. 2007 Stock Incentive Plan (the “Plan”). Both the Amendment and the Plan were approved by our board of directors and a majority of our stockholders. For details regarding the Amendment and the Plan, reference is made to our Information Statement on Schedule 14C, filed with the Securities and Exchange Commission and mailed to all of our stockholders on November 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2007	DUNE ENERGY, INC.

	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer